Exhibit 99.13

HEXCEL CORPORATION

MANAGEMENT INCENTIVE COMPENSATION PLAN

As Amended and Restated on December 31, 2008

I.  Purpose

The purpose of this Hexcel Corporation Management Incentive Compensation Plan (the “Plan”) is to advance the interests of Hexcel Corporation (the “Company”) by providing an incentive for those key employees who have a direct, measurable opportunity to advance the Company’s goals and promote the growth and long-range interests of the Company. In addition, it is intended that the Plan create linkage between performance and compensation, align management’s interests with the interests of stockholders and encourage team management and corporate success. A further purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162 (m) of the Internal Revenue Code in order to preserve the Company’s tax deduction for compensation paid under the Plan to “Covered Employees” (as defined in Section 162(m)).

II.  Definitions

(a)                                  “Affiliate” of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.  The term “Control” shall have the meaning specified in Rule 12b-2 under the Exchange Act.

(b)                                 “Award” shall mean the amount (if any) payable to a Participant in respect of a Plan Year pursuant to the Plan.

(c)                                  “Beneficial Owner” (and variants thereof) shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act and, only to the extent such meaning is more restrictive than the meaning given in Rule 13d-3, the meaning determined in accordance with Section 318(a) of the Internal Revenue Code.

(d)                                 “Board” shall mean the Board of Directors of the Company.

(e)                                  “Cause” shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant’s duties with the Company (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Company, which demand specifically identifies the manner in which the Company believes that the Participant has not substantially performed the Participant’s duties, or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company.

(f)                                    “Change in Control” shall have the meaning given in Article XV hereof.

(g)                                 “Committee” shall mean the Compensation Committee of the Board (or any duly authorized subcommittee thereof) or such other committee of the Board as may be designated from time to time to administer the Plan.

(h)                                 “Disability” shall mean that, as a result of the Participant’s incapacity due to physical or mental illness or injury, the Participant shall not have performed all or substantially all of the Participant’s usual duties as an employee for a period of more than one-hundred-fifty (150) days in any period of one-hundred-eighty (180) consecutive days.

(i)                                     “Eligible Employee” shall mean any officer or employee of the Company or a Subsidiary.

(j)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)                                  “Participant” shall mean any Eligible Employee who is approved by the Committee, in its sole discretion, for participation in the Plan in any Plan Year.

(l)                                     “Performance Goals” shall mean measures of performance based on one or more criteria established by the Committee which must be met during the Plan Year as a condition of a Participant’s receipt of an Award in respect of such Plan Year.  Such criteria may relate to the performance of the Company, a Subsidiary, any subsection of the Company’s business or any combination thereof and may be expressed as an amount or as an increase or decrease over a specified period or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria, and shall be based on one or more of the following:

(I)                        earnings, cash flow, customer satisfaction, safety, revenues, financial return ratios, market performance, productivity, costs, shareholder return and/or value, operating profits (including earnings before any or all of interest, taxes, depreciation and amortization), net profits, earnings per share, profit returns or margins, stock price and working capital (or elements thereof); and

(II)                    any other performance measure which the Committee deems appropriate, as well as individual performance objectives.

The Committee shall have the authority to make appropriate adjustments in Performance Goals to reflect the impact of unusual, non-recurring or extraordinary income or expense not reflected in such goals at the time they are set.  For purposes of the Plan, unusual, non recurring or extraordinary income or expense shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board, PCAOB or adopted by the Company or its subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) the refinancing or repurchase of bank loans or debt securities, (7) the impact of capital expenditures, (8) the impact of the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (9) charges related to the conversion of some or all of convertible securities to common stock; and (10) such other items as may be prescribed by Section 162(m) of the Internal Revenue Code and the treasury regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

(m)                               “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act and, only to the extent such meaning is more restrictive than the meaning given in Section 3(a)(9) of the Exchange Act (as modified as above), the meaning determined in accordance with Sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C) of the Treasury Regulations (or any successor provisions), as applicable.

(n)                                 “Plan” shall mean this Hexcel Corporation Management Incentive Compensation Plan, as amended from time to time.

(o)                                 “Plan Year” shall mean each calendar year during which the Plan is in effect.

(p)                                 “Qualified Award” shall mean an Award to a Covered Employee which is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

(q)                                 “Restricted Stock Units” shall mean the units in which an Award is partially or wholly payable pursuant to Article VI hereof and which are issuable pursuant to the Hexcel Corporation Management Stock Purchase Plan.

(r)                                    “Stock” shall mean shares of common stock of the Company, par value $.01 per share.

(s)                                  “Subsidiary” shall mean any corporation, partnership, limited liability company or other business entity of which 50% or more of the equity interests is owned or controlled, directly or indirectly, by the Company.

(t)                                    “Target Incentive Award” shall have the meaning given in Section V(A) hereof.

III.  Administration

Administration of the Plan shall be by the Committee, which shall, in applying and interpreting the provisions of the Plan, have full power and authority to construe, interpret and carry out the provisions of the Plan.  All decisions, interpretations and actions of the Committee under the Plan shall be at the Committee’s sole and absolute discretion, and shall be final, conclusive and binding upon all parties. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

IV.  Eligibility for Participation

The Committee shall have full and complete discretion in determining which Eligible Employees may be Participants in the Plan in any Plan Year. Participation in the Plan in any Plan Year shall not confer any right on any Participant to participate in any subsequent Plan Year.

V.  Determination of Awards

A.                       Establishment of Target Incentive Awards and Performance Goals.  No later than ninety (90) days after the beginning of a Plan Year the Committee shall establish for each Participant (i) an award (a “Target Incentive Award”) for such Plan Year and the applicable Performance Goals in respect of such Plan Year and (ii) the amount of Award payable under the Plan as a percentage (which may exceed one hundred (100%) percent) of the Target Incentive Award, derived from the degree of achievement of the applicable Performance Goals. Any Committee (including any subcommittee) taking any such action with respect to a Qualified Award to a Covered Employee shall be composed of two or more persons, each of whom shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Performance Goals established by the Committee may be (but need not be) different each Plan Year and different Performance Goals may be applicable to different Participants. As soon as practicable after the establishment of the Target Incentive Award and Performance Goals, each Participant shall be notified in writing of such Target Incentive Award and the corresponding Performance Goals.  Performance Goals applicable to a Qualified Award must be based on one or more of the criteria set forth in paragraph (I) in the definition of Performance Goals, and must be objectively determinable.  Performance Goals applicable to any Award other than a Qualified Award may be based on one or more of the criteria set forth in paragraphs (I) and (II) of the definition of Performance Goals.

B.                         Amount of Award Payable Normally.  The Committee shall determine the Award payable to each Participant from the degree of achievement of the applicable Performance Goals. The Committee may, in its sole discretion (a) increase the amount of any Award otherwise payable to any Participant (other than with respect to a Qualified Award) or (b) decrease or eliminate the amount payable to a Participant (including with respect to any Qualified Award), in each case to reflect such Participant’s individual performance or such other factors as the Committee deems relevant, or in recognition of changed or special circumstances. The amount of the Award payable to any Covered Employee for any Plan Year shall not exceed $3,000,000.  If a Covered Employee has elected payment of a portion of such Award in Restricted Stock Units (“RSUs”) pursuant to Section VI(B) hereof, the amount of the Award, for purposes of the preceding sentence, shall be calculated by valuing the RSU portion as if each RSU were a share of Stock valued at fair market value on the date the Award is payable.

C.                         Amount of Award with Change of Employment Status.  In the event of a change in employment status of a Participant (other than with respect to a Qualified Award) during the Plan Year, the Committee may, in its sole discretion, adjust the Award determinants for the Participant based upon the Participant’s new status.

D.                        Amount of Award with Termination of Employment or Change in Control.  Except as otherwise provided in this paragraph, payment of an Award to a Participant for a particular Plan Year shall be made only if the Participant is employed by the Company or one of its Subsidiaries on the last day of the Plan Year. Notwithstanding any other provision of the Plan, in the case of a Participant’s voluntary termination of employment with the Company or a Subsidiary, the Committee may, in its sole discretion, authorize the full or partial payment of an Award for such Plan Year, if the Participant was actively employed for at least six months during the Plan Year. In the case of a Participant’s separation from service due to Disability or death or, in the case of a Participant’s involuntary termination of employment by the Company or a Subsidiary other than for Cause, a Participant shall be entitled to receive an Award, prorated for the period of active employment with the Company or a Subsidiary during the Plan Year, payable in accordance with Article VI below. Any Participant who is terminated during a Plan Year for Cause shall not receive an Award for such Plan Year. In the case of a Change in Control of the Company during a Plan

Year, a Participant shall be entitled to receive an Award, prorated for the period of active employment with the Company or a Subsidiary during such Plan Year and prior to the Change in Control, computed as if applicable Performance Goals had been attained at the one hundred (100%) percent level and payable in cash no later than the fifth (5th) day following the Change in Control.

VI.  Payment of Awards

A.                       Timing of, and Right to, Payment.  Except as provided in the last sentence of Section V(D) hereof, an Award which becomes payable to a Participant pursuant to Article V hereof shall be paid to the Participant (or the Participant’s estate in the event of the Participant’s death) on or as soon as practicable after January 1 of the year immediately following the Plan Year for which the Award is paid following certification by the Committee of the degree of achievement of the relevant Performance Goals, but in any event no later than March 15 of such year. Except as provided in the last sentence of Section V(D) hereof, no Participant shall have the unconditional right to an Award hereunder until the Plan Year has concluded and the exact amount of the Award (if any) has been determined and certified by the Committee.

B.                         Payment in Cash and/or Restricted Stock Units.  At the election, made in accordance with the terms of the Hexcel Corporation Management Stock Purchase Plan, of each Participant who has been designated by the Committee as a participant in the Management Stock Purchase Plan, up to fifty (50%) percent of the Participant’s Award for any Plan Year shall be paid in Restricted Stock Units pursuant to, and subject to the terms and conditions of, the Management Stock Purchase Plan; provided, however, that the Participant’s Award for any Plan Year in which a Change in Control occurs shall be paid totally in cash. The Committee, in its discretion, may permit a Participant in the Management Stock Purchase Plan who first becomes employed by the Company or a Subsidiary during a given Plan Year to elect to have up to one-hundred (100%) percent of the Participant’s Award for such Plan Year paid in such Restricted Stock Units; provided, however, that such discretion is exercised on or before the date on which the Participant’s election is required to become irrevocable under the terms of the Management Stock Purchase Plan. The number of Restricted Stock Units to be paid to a Participant shall be calculated in accordance with the Management Stock Purchase Plan. Payment of the balance of the Participant’s Award for such Plan Year (or all thereof if no election of Restricted Stock Units is made by the Participant) shall be made in cash. Payments of portions of any Awards made in Restricted Stock Units pursuant to the Management Stock Purchase Plan may be referred to therein as “purchases” of such Restricted Stock Units.

VII.  Deferral Elections

The Committee may, at its option, establish written procedures pursuant to which Participants are permitted to defer the receipt of Awards payable under the Plan, which shall be incorporated by reference into the Plan.  Any procedures established by the Committee during a Plan Year shall only apply with respect to Awards payable for the Plan Year following the Plan Year during which the procedures are established.  The procedures, if established, shall be designed to comply with the requirements of Section 409A of the Internal Revenue Code.

VIII.  Amendment and Termination of Plan

The Compensation Committee of the Board reserves the right, at any time including during a Plan Year, to amend, suspend or terminate the Plan, in whole or in part, in any manner, and for any reason, and without the consent of any Participant, or other person; provided, that no such amendment, suspension or termination shall adversely affect the payment of any Award for a Plan Year ending prior to the action amending, suspending or terminating the Plan or the payment of any Award payable pursuant to the last sentence of Section V(D) hereof or the rights of a Participant pursuant to any agreement with the Company or any Subsidiary.

IX.  Governing Law

The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof.

X.  Miscellaneous Provisions

Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Company or a Subsidiary or affect the right of the Company or a Subsidiary to dismiss any employee. The Plan shall not constitute a contract between the Company or a Subsidiary and any employee. Unless approved by the Committee in respect of a particular Plan Year, no Participant shall have any right to be granted an Award hereunder. Nothing contained in the Plan shall prevent the Board or the Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

XI.  No Alienation of Benefits

Except insofar as may otherwise be required by law, no amount payable at any time under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, nor in any manner be subject to the debts or liabilities of a Participant, and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void.

XII.  No Right, Title or Interest in Company’s Assets

Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust of any kind, or fiduciary relationship between the Company or a Subsidiary and any Participant or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate funds shall be established, and no segregation of assets shall be made, to assure payment thereof.

XIII.  No Stock Subject to the Plan

No shares of Stock shall be reserved for, or issued under, the Plan. To the extent that Awards are paid in Restricted Stock Units, each Restricted Stock Unit shall be issued under, and subject to the terms and conditions of, the Management Stock Purchase Plan.

XIV.  Change in Control

Unless otherwise specified by the Committee at the commencement of a Plan Year, for purposes of the Plan the term “Change in Control” shall mean any of the following events:

(1)          any Person is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of either (A) the combined fair market value of the then outstanding stock of the

Company (the “Total Fair Market Value”) or (B) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the “Total Voting Power”); excluding, however, the following: (I) any acquisition by the Company or any of its Controlled Affiliates, (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Controlled Affiliates, (III) any Person who becomes such a Beneficial Owner in connection with a transaction described in the exclusion within paragraph (4) below and (IV) any acquisition of additional stock or securities by a Person who owns more than 50% of the Total Fair Market Value or Total Voting Power of the Company immediately prior to such acquisition; or

(2)          any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company that, together with any securities acquired directly or indirectly by such Person within the immediately preceding twelve-consecutive month period, represent 40% or more of the Total Voting Power of the Company; excluding, however, any acquisition described in subclauses (I) through (IV) of subsection (1) above; or

(3)          a change in the composition of the Board of Directors of the Company (the “Board”) such that the individuals who, as of the Amended and Restated Effective Date, constitute the Board (such individuals shall be hereinafter referred to as the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a director subsequent to such effective date, whose election, or nomination for election by the Company’s stockholders, was made or approved by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered an Incumbent Director; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered an Incumbent Director; provided finally, however, that, as of any time, any member of the Board who has been a director for at least twelve consecutive months immediately prior to such time shall be considered an Incumbent Director for purposes of this definition, other than for the purpose of the first proviso of this definition; or

(4)          there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company or a sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction (A) pursuant to which all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of the Company and Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the  then outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock and Total Voting Power, as the case may be, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the company resulting from such Corporate Transaction (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries);

provided, however, that notwithstanding anything to the contrary in subsections (1) through (4) above, an event which does not constitute a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, each as defined in Section 1.409A-3(i)(5) of the Treasury Regulations (or any successor provision), shall not be considered a Change in Control for purposes of this Plan.

XV.  Interpretation

The Plan is designed and intended to comply with Section 162 (m) of the Internal Revenue Code with respect to all Qualified Awards granted under this Plan, and the Plan shall be construed in a manner to so comply.

XVI.  Effective Date

On August 28, 2007, the Compensation Committee authorized this amended and restated Plan.  This amended and restated Plan became effective on December 31, 2008 (the “Effective Date”).  Notwithstanding the foregoing, all Target Incentive Awards and Performance Goals outstanding prior to this amendment and restatement shall remain outstanding under the terms of the Plan as in effect prior to the Effective Date.